AMENDMENT NO. 3 TO LOAN AND SECURITY AGREEMENT - Page 2
                                           013548.00013:946186.06
         AMENDMENT NO. 3 TO LOAN AND SECURITY AGREEMENT

      This AMENDMENT NO. 3 TO LOAN AND SECURITY AGREEMENT (this "Amendment") is entered into as of January 24, 2006 (the "Effective Date"), by and among, on the one hand, the lender identified on the signature page hereof (such lender, together with its successors and assigns, is referred to hereinafter as the "Lender"), WELLS FARGO RETAIL FINANCE II, LLC, as collateral agent and administrative agent (the "Agent") for the Lender and any other holder of Obligations (as defined in the Loan Agreement referred to below) and, on the other hand, HAROLD'S STORES, INC., an Oklahoma corporation ("Parent"), HAROLD'S FINANCIAL CORPORATION, an Oklahoma corporation ("Harold's Finance"), HAROLD'S DIRECT, INC., an Oklahoma corporation ("Harold's
Direct"), HAROLD'S STORES OF TEXAS, L.P., a Texas limited partnership ("Harold's Texas"), and HAROLD'S OF JACKSON, INC., a Mississippi corporation ("Harold's Mississippi", and collectively with Harold's Georgia, Harold's Texas, Harold's Direct, Harold's Finance and Parent, the "Borrowers" and each, a "Borrower").

                           BACKGROUND

     FACT ONE: Lender, Agent, the Borrowers, and Harold's Stores of Georgia, L.P., a Georgia limited partnership ("Harold's Georgia"), have entered into that certain Loan and Security
Agreement, dated as of February 5, 2003, as amended by that certain Amendment No. 1 to Loan and Security Agreement dated July 10, 2003, by and among Lenders, Agent, Borrowers, and Harold's Georgia, that certain Amendment No. 2 to Loan and Security Agreement dated April 29, 2004, by and among Lenders, Agent, Borrowers and Harold's Georgia (as so amended, the "Loan
Agreement"), pursuant to which Lender has agreed to make loans and other financial accommodations to, or for the benefit of, Borrowers on the terms and otherwise subject to the conditions and limitations contained therein.

     FACT TWO:  Harold's Georgia has been dissolved.

     FACT THREE: Borrowers have requested that Lender and Agent agree to modify certain terms and conditions set forth in the Loan Agreement in the manner set forth in this Amendment.

     FACT FOUR: Lender and Agent have agreed to modify certain terms and conditions set forth in the Loan Agreement in the manner set forth in this Amendment, subject in all cases to the fulfillment of the conditions set forth in this Amendment.

     NOW, THEREFORE, Lender, Agent and the Borrowers hereby modify, supplement and amend the Loan Agreement as follows:

1. INCORPORATION OF DEFINITIONS. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, have the meanings assigned to such terms in the Loan Agreement, as amended hereby.

2.   AMENDMENTS AND ADDITIONS TO LOAN AGREEMENT.

     2.1   Additional  Definitions.  As of  the  Effective  Date,
Section  1.1  of  the  Loan Agreement is hereby  amended  by  the
addition   of  the  following  definitions,  in  the  appropriate
alphabetical order:

              "`Amendment No. 3' means Amendment No. 3 to Loan and Security Agreement, dated as of January 24, 2006, by and among the Lenders, Agent and Borrowers."

              "`Proposed Repayment Date' has the meaning given to such term in Section 2.4(c)(ii) of this Agreement.

              "`2003  Option Agreement' means that certain Option
     Agreement, dated as of April 29, 2004, as amended, by and between Parent and Participant as in effect on the date of Amendment No. 2."

              "`2006  Option Agreement' means that certain Option
     Agreement, dated as of January 24, 2006, by and between Parent and Participant as in effect on the date of Amendment
     No. 3."

               "`Restricted Advance' means, as of any date of determination, aggregate Advances in the amount of $7,000,000 made by Lender to Parent and designated by Lender as such in its books, less amounts paid by Borrowers to Agent and designated for application against the then outstanding principal amount of the Restricted Advance in accordance with the limitations set forth in Section 2.4(c)."

     2.2 Revisions to Existing Definitions. As of the Effective Date, the definitions of "Maximum Revolver Amount", "Minimum Excess Availability", "Option Agreement", and "Participation Agreement" set forth in Section 1.1 of the Loan Agreement are hereby amended and restated in their entirety to read as follows:

              "`Maximum Revolver Amount' means, as of any date, the lesser of (a) $28,000,000, and (b) $22,000,000 plus the outstanding principal amount of any Restricted Advances."

              "`Minimum Excess Availability' means an amount equal to $1,000,000 at all times."

               "'Obligations'  means  (a)  all  loans,   Advances
     (including any outstanding Restricted Advance), debts, principal, interest (including any interest that, but for the provisions of the Bankruptcy Code, would have accrued), contingent reimbursement obligations with respect to outstanding Letters of Credit, Bank Product Obligations, premiums, liabilities (including all amounts charged to Borrowers' Loan Account pursuant hereto), obligations, fees, charges, costs, Lender Group Expenses (including any fees or expenses that, but for the provisions of the Bankruptcy Code, would have accrued), lease payments, guaranties, covenants, and duties of any kind and description owing by Borrowers to the Lender Group pursuant to or evidenced by the Loan Documents and irrespective of whether for the payment of money, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, and including all interest not paid when due and all Lender Group Expenses that Borrowers are required to pay or reimburse by the Loan Documents, by law, or otherwise, and (b) all Bank Product Obligations. Any reference in this Agreement or in the Loan Documents to the Obligations shall include all amendments, changes, extensions, modifications, renewals replacements, substitutions, and supplements, thereto and thereof, as applicable, both prior and subsequent to any Insolvency Proceeding."

                "`Option Agreement' means collectively  the  2003
     Option Agreement and the 2006 Option Agreement"

                 "`Participation Agreement' means the Second Amended and Restated Participation Agreement, dated January 24, 2006, by and between WFRF, acting solely in its capacity as a Lender, and Participant, as the same may be amended, modified, supplemented or restated from time to time."

     2.3   Deletion of Existing Definitions.  As of the Effective
Date,  the  definition  of "Participant  Advance"  set  forth  in
Section 1.1 of the Loan Agreement is hereby deleted in its entirety.

     2.4  Revisions to Borrowing Base. As of the Effective  Date,
Section 2.1(a)(ii)(F) is hereby amended and restated in its entirety to read as follows:

              "(F)   an amount equal to the outstanding principal
          amount of the Restricted Advance, if any,"

     2.5  Revisions  to Payment Provisions. As of  the  Effective
Date,    Sections   2.4(b)(i)(I),   2.4(b)(i)(L),   2.4(b)(i)(M),
2.4(b)(i)(N), and 2.4(b)(i)(O) are amended and restated in their entirety to read as follows:

          "(I) ninth, to pay the principal of all Advances (other than Advances designated by Agent as attributable to the Restricted Advance) until paid in full,"

          "(L) twelfth, to pay any other Obligations (including Bank Product Obligations but specifically excluding payment of Advances designated by Agent as attributable to the Restricted Advance except to the extent such Restricted Advance is expressly permitted to be repaid pursuant to
     Section 2.4(c) below) until paid in full,

          (M) thirteenth, if an Event of Default has occurred and is continuing and the Required Lenders have exercised their rights and remedies pursuant to Sections 9.1(b) and 9.1(c) hereof, to be retained by Agent as cash collateral for the Restricted Advance, applied to any other Obligations or used to repay the Restricted Advances as Agent may elect,

          (N) fourteenth, if all Obligations (other than the Restricted Advances) have been indefeasibly paid in full in cash and no commitment to lend is continuing under the Loan Document, then to the repayment of the Restricted Advances, and

          (O) fifteenth, to Borrowers (to be wired to the Designated Account) or such other Person entitled thereto under applicable law."

     2.6 Revisions to Repayment of the Restricted Advances. As of the Effective Date, Section 2.4(c), Section 2.4(d), and
Section 2.4(e) are hereby amended and restated in their entirety to read as follows:

          "(c)Repayment of Restricted Advance. Notwithstanding the order of application of payments made by Borrowers to Agent set forth above in this Section 2.4, Borrowers may repay any Restricted Advance from and after February 5, 2007, only upon satisfaction of the following conditions:

               (i) the aggregate principal amount of all Restricted Advances repaid from and after the effective date of Amendment No. 3 shall not exceed, in the aggregate, $7,000,000, subject in each instance to compliance with the balance of this Section 2.4(c) and
          Section 2.4(d) below.

              (ii)   no  repayment  of  any  Restricted  Advances
         shall be made unless Borrowers' Average Daily Excess Availability for the thirty-day period immediately preceding the proposed date (the "Proposed Repayment Date") of such repayment of Restricted Advances is greater than the "Required Excess Availability" specified below as applicable to such repayment based on the aggregate amount of all repayments made (inclusive of all repayments being made on such Proposed Repayment Date):

               Aggregate Amount of All            Required
              Repayments as of Proposed            Excess
                   Repayment Date:             Availability:
         Less than or equal to $2,000,000        $1,500,000
         Greater than $2,000,000                 $2,500,000

                 (iii) Administrative Borrower shall have delivered to Agent an officers' certificate, duly executed by the Chief Financial Officer of Administrative Borrower, setting forth Borrowers' projected Average Daily Excess Availability for the thirty-day period immediately following such Proposed Repayment Date, which projected Average Daily Excess Availability must be greater than the "Required Projected Excess Availability" specified below as applicable to such repayment based on the aggregate amount of all repayments made (inclusive of all repayments being made on such Proposed Repayment Date):

               Aggregate Amount of All            Required
              Repayments as of Proposed          Projected
                   Repayment Date:                 Excess
                                               Availability:
         Less than or equal to $2,000,000        $1,500,000
         Greater than $2,000,000                 $2,500,000

               All projections of Average Daily Excess Availability and the foregoing officer's certificate shall be (x) in form and substance (including both the manner of calculation and underlying assumptions) acceptable to Agent, (y) accompanied by such financial statement projections and analyses as Agent may request and (z) subject to Agent's review, approval and written acceptance (which acceptance shall be made based on Agent's Permitted Discretion).

              (iv)the representations and warranties contained in this Agreement and the other Loan Documents shall be true and correct in all material respects on and as of the date of such repayment of Restricted Advances, as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date);

              (v)  no  Default  or  Event of Default  shall  have
         occurred  and  be  continuing  on  the  date   of   such
         repayment of Restricted Advances, nor shall either result from the making thereof;

              (vi)no injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, such repayment (or the attendant payment of such amounts to Participant by WFRF) shall have been issued and remain in force by any Governmental Authority against any Borrower, or WFRF;

              (vii) no Material Adverse Change shall have occurred; and

              (viii) each repayment of Restricted Advances made pursuant to this Section 2.4(c) shall be in an amount equal to, or greater than, $500,000.

         (d)  Except as set forth in Section 2.4(c) preceding and
   Section 2.4(e) below, Borrowers shall not repay the Restricted Advances without the express consent of Agent, and any amounts received by Agent at any other time may at the option of Agent be held as cash collateral for repayment of the Obligations (and Borrowers agree to execute such agreements as may be required by Agent in order to effect such pledge with a first priority) or returned by Borrowers.

              (e)  [Intentionally Omitted]"

     2.7  Revisions  to Extension Fee. As of the Effective  Date,
Section 2.11(d) is hereby amended and restated to read in its entirety as follows:

         "(d) Extension Fee. On February 1, 2006, an extension fee in an amount equal to 4.00% per annum times the lesser of (i) of the average Daily Balance of the Restricted Advances that were outstanding during the period from and after the effective date of Amendment No. 3 up to and including January 31, 2006, and (ii) $3,000,000, and, commencing on March 1, 2006, and on the first day of each calendar month during the remainder of the term of this Agreement, an extension fee in an amount equal to 4.00% per annum times the lesser of (i) of the average Daily Balance of the Restricted Advances that were outstanding during the immediately preceding month and (ii) $5,000,000."

     2.8   Revisions  to Term. As of the Effective Date,  Section
3.4 is hereby amended and restated in its entirety to read as follows:

     "3.4. Term. This Agreement shall become effective upon the execution and delivery hereof by Borrowers, Agent, and the Lenders and shall continue in full force and effect for a term ending on February 5, 2010 (the "Maturity Date"). The foregoing notwithstanding, the Lender Group, upon the election of the Required Lenders, shall have the right to terminate its obligations under this Agreement immediately and without notice upon the occurrence and during the continuation of an Event of Default."

     2.9  Restatement  of  Schedule  C-1  and  H-1.   As  of  the
Effective Date, Schedule C-1 and Schedule H-1 to the Loan Agreement are hereby amended and restated in thier entirety to read as set forth hereto as Schedule C-1 and Schedule H-1 attached hereto and incorporated herein.

3.   RATIFICATIONS, REPRESENTATIONS AND WARRANTIES.

     3.1 Ratifications. Except as expressly amended and supplemented by this Amendment, the terms and provisions of the Loan Agreement are ratified and confirmed and continue in full force and effect. The Borrowers hereby agree that the Loan Agreement, as amended hereby, continues to be legal, valid, binding and enforceable against Borrowers in accordance with its terms.

     3.2   Representations and Warranties.  In  order  to  induce
Agent and Lender to enter into this Amendment, each Borrower makes the following representations and warranties to Lender as to itself:

          (a)   the  execution, delivery and performance of  this
     Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate or limited partnership power, as appropriate, on the part of the Borrower and will not violate  any  of  its constituent documents  (including,  as applicable, its articles of incorporation, certificate of incorporation, by-laws, partnership agreement and certificate of limited partnership) or any other agreement to which Borrower is a party or by which its properties may be bound;

          (b) the representations and warranties contained in the Loan Agreement, as amended hereby, and any other Loan Document are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof (except to the extent that such representations and warranties relate solely to an earlier date or violations have been disclosed to WFRF in writing and approved in writing by WFRF); and

          (c) no Default or Event of Default has occurred or is continuing under the Loan Agreement, and no Default or Event of Default will result from the execution, delivery or performance of this Amendment or the consummation of the transactions herein authorized by Lender.

4.   FURTHER ASSURANCES.

     Borrowers hereby agree, upon Agent's request (i) to delivery to Agent such fully authorized and executed agreements and instruments, including, but not limited to, any amendments to Loan Documents, within 10 days of such request, and (ii) to take such actions as Agent, in its Permitted Discretion, deems necessary and appropriate in connection with the transactions contemplated by this Amendment.

5.   CHOICE OF LAW.

     THE VALIDITY OF THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS (UNLESS EXPRESSLY PROVIDED TO THE CONTRARY THEREIN), THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF AND THEREOF, AND THE RIGHTS OF THE PARTIES HERETO AND THERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR THEREUNDER OR RELATED HERETO OR THERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS.

6.   GENERAL PROVISIONS.

     6.1 Effectiveness. The effectiveness of this Amendment and the enforceability of the terms hereof against Borrowers, Agent and Lender are subject to fulfillment of each of the following conditions precedent:

          (a) Lender's execution of this Amendment and receipt of one or more counterparts of this Amendment duly executed by each Borrower; and

          (b) Lender's receipt of a consent and reaffirmation of the obligations of each Guarantor under the Continuing
     Guaranty and Security Agreement, in form acceptable to Lender; and

          (c) Lender's receipt of a duly executed Participation Agreement, a duly executed 2006 Option Agreement, and
     Participant's purchase and funding of an additional $3,000,000 participation in the Advances of Lender pursuant thereto (yielding an aggregate principal amount of
     Restricted Advances as of the Effective Date equal to $7,000,000).

     6.2   Section Headings.  Headings and numbers have been  set
forth  herein  for  convenience only.   Unless  the  contrary  is
compelled by the context, everything contained in each Section applies equally to this entire Amendment.

     6.3 Severability of Provisions. Each provision of this Amendment will be severable from every other provision of this Amendment for the purpose of determining the legal enforceability of any specific provision.

     6.4 Counterparts; Telefacsimile Execution. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, will be deemed to be an original, and all of which, when taken together, will constitute but one and the same Amendment. Delivery of an executed counterpart of this Amendment by telefacsimile will be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also will deliver an original executed counterpart of this Amendment but the failure to deliver an original executed counterpart will not affect the validity, enforceability, and binding effect of this Amendment. The foregoing shall apply to each other Loan Document mutatis mutandis.

     6.5 Integration. This Amendment, the Loan Agreement and the other Loan Documents contain the entire agreement between the parties relating to the transactions contemplated hereby. All prior or contemporaneous understandings, representations, statements and agreements, whether written or oral, are merged herein and superseded by this Agreement. THIS WRITTEN AMENDMENT, THE LOAN AGREEMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     6.6 Survival of Representations and Warranties. All representations and warranties made herein and in the Loan
Agreement will survive the execution and delivery of this Amendment, and no investigation by Lender or any closing shall affect the representations and warranties or the right of Agent or Lender to rely upon them.

     6.7 Reference to Loan Agreement. The Loan Agreement, as amended hereby, and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms thereof are hereby amended so that any reference in the Loan Agreement or such other agreements, documents and instruments will mean a reference to the Loan Agreement, as amended hereby.

     6.8 Expenses of Lender. The Borrowers agree to pay on demand all reasonable costs and expenses incurred by Lender in connection with the preparation, negotiation and execution of this Amendment, including, without limitation, the reasonable costs and fees of Lender's legal counsel. In addition, the Borrowers agree to pay on demand: (a) all costs and expenses incurred by Lender in connection with the enforcement or preservation of any rights under the Loan Agreement, as amended hereby, or any agreement, document or instrument executed in connection therewith, including without limitation the
Participation Agreement; and (b) all reasonable costs and expenses incurred by Lender in connection with the preparation, negotiation and administration of the Participation Agreement, including the reasonable fees and costs of Lender's legal counsel.

     6.9 Successors and Assigns. This Amendment is binding upon and will inure to the benefit of Agent, Lender and each Borrower and their respective successors and assigns, except that no Borrower may assign or transfer any of its rights or obligations hereunder without the prior written consent of Agent.

     6.10 RELEASE. EACH BORROWER HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE OBLIGATIONS (AS DEFINED IN THE LOAN AGREEMENT) OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM AGENT OR LENDER. EACH BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES AGENT, LENDER AND THEIR RESPECTIVE PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH SUCH BORROWER MAY NOW OR HEREAFTER HAVE AGAINST AGENT, LENDER OR ANY OF THEIR RESPECTIVE PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY OBLIGATIONS (AS DEFINED IN THE LOAN AGREEMENT), INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE MAXIMUM RATE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR ANY AGREEMENT, DOCUMENT OR INSTRUMENT ENTERED INTO IN CONNECTION THEREWITH.

     6.11 Status of Participant. Borrowers hereby acknowledge and agree as follows: (a) the Option Agreement has been executed and delivered to Participant as an inducement to Participant to acquire an additional participation in the Obligations from Lender and Lender is not party thereto; (b) Lender shall not be, or be deemed to be, the holder of any rights or investment pursuant to the Option Agreement; (c) the Restricted Advance constitutes a portion of the Obligations hereunder and is fully secured by the Liens herein granted; (d) no portion of the Obligations (including the Restricted Advance) is subordinated to any debts owing by Borrowers to any third party; (e) all Obligations (including the Restricted Advances) are payable to the Lender hereunder and may not be discharged by payments to the Participant or any other Person under any circumstances; (f) the respective rights and obligations between Lender and Participant are governed solely by the Participation Agreement and such arrangements may be amended, modified, or supplemented at the election of Lender and Participant without the consent or approval of Borrowers; and (g) the transactions evidenced by the Participation Agreement are intended to constitute a true participation arrangement and references to such transactions in the Loan Agreement are made for convenience and do not establish any contractual relationship between Participant and Borrowers, such obligations being understood to be solely with Lender and any other Persons now or hereafter party to the Loan Agreement.


          [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first above written.

                                BORROWERS:

                                HAROLD'S STORES, INC.


                                By
                                Name:
                                Title:

                                HAROLD'S FINANCIAL CORPORATION


                                By:
                                Name:
                                Title:

                                HAROLD'S DIRECT, INC.


                                By:
                                Name:
                                Title:


                                HAROLD'S STORES OF TEXAS, L.P.

                                By: HSTX, Inc., General Partner


                                    By:
                                    Name:
                                    Title:


                                HAROLD'S OF JACKSON, INC.


                                By:
                                Name:
                                Title:


                                AGENT AND LENDER:

                                WELLS FARGO RETAIL
                                FINANCE II, LLC,
                                as Agent and Lender


                                By:
                                         Lynn   Whitmore,    Vice
President

                           EXHIBIT B-1

                   BORROWING BASE CERTIFICATE



                         (See attached.)
                           EXHIBIT C-1

                           COMMITMENTS

         Lender              Total
                           Commitment
Wells    Fargo    Retail $28,000,000
Finance, LLC




All Lenders              $28,000,000
                          SCHEDULE H-1

                        PERMITTED HOLDERS

          Rebecca P. Casey, individually and as Custodian
          Michael T. Casey, individually and as Trustee
          H. Rainey Powell, individually and as Custodian
          Mary U. Powell
          Harold G. Powell, individually and as Trustee
          Anna M. Powell, individually and as  Trustee
          Lisa P. Hunt
          Clay M. Hunt
          Inter-Him N.V.
           Arvest Trust Company, N.A., as Trustee of Elizabeth M.
Powell Trusts A and B
          W. Howard Lester
          William E. Haslam
          Clark J. Hinkley
          Margaret A. Gilliam
          Ronhow, LLC